Exhibit 99.2

Government of Puerto Rico

CERTIFICATE OF AMENDMENT

I, LUIS G. RIVERA MARÍN, Secretary of State of the Government of Puerto Rico,

CERTIFY: That on July 23, 2018, at 03:50 PM, “IMMUDYNE PR LLC”, registry number 367400, performed the following transaction:

Name Change

Previous	Actual

IMMUDYNE PR LLC	CONVERSION LABS PR LLC

IN WITNESS WHEREOF, the undersigned by virtue of the authority vested by law, hereby issues this certificate and affixes the Great Seal of the Government of Puerto Rico, in the City of San Juan, Puerto Rico, today, July 23, 2018.

LUIS G. RIVERA MARÍN

Secretary of State